                                                                     Exhibit 99


PNC BANK CORP. AND SUBSIDIARIES
Consolidated Financial Highlights


FINANCIAL PERFORMANCE
====================================================================================================================================
                                                                        Three months ended               Twelve months ended
                                                                            December 31                      December 31
                                                                     -------------------------       ---------------------------
IN THOUSANDS, EXCEPT PER SHARE DATA AND RATIOS                           1994             1993             1994             1993
- ------------------------------------------------------------------------------------------------------------------------------------
Net interest income (taxable-equivalent basis)                       $432,722         $470,955       $1,943,129       $1,868,535
Income before cumulative effect of
 changes in accounting principles                                      28,530          171,434          610,062          745,263
Net income                                                             28,530          171,434          610,062          725,870
Earnings per common share
 Before cumulative effect of changes in accounting principles
  Primary                                                                 .12              .72             2.57             3.14
  Fully diluted                                                           .12              .72             2.56             3.13
 Net income
  Primary                                                                 .12              .72             2.57             3.06
  Fully diluted                                                           .12              .72             2.56             3.04
Cash dividends declared per common share                                  .35              .32             1.31            1.175
Average common shares outstanding
 Primary                                                              235,337          236,427          236,610          236,386
 Fully diluted                                                        237,134          238,360          238,448          238,421
Net interest margin                                                      2.92%            3.77%            3.40%            3.95%
Returns before cumulative effect of changes in accounting principles
 Return on average total assets                                           .18             1.28             1.00             1.48
 Return on average common shareholders' equity                           2.56            16.52            14.10            18.89
Returns based on net income
 Return on average total assets                                           .18             1.28             1.00             1.44
 Return on average common shareholders' equity                           2.56            16.52            14.10            18.40
Average shareholders' equity to average total assets                     6.97             7.79             7.12             7.86
Net charge-offs to average loans                                          .32              .60              .29              .66
Provision for credit losses to net charge-offs                           0.00            92.12            62.77           118.57
After-tax profit margin                                                  5.31            25.31            22.06            25.80
Overhead ratio                                                          90.92            55.46            63.99            51.66
==================================================================================================================================


PERIOD-END RATIOS
====================================================================================================================================
                                                                                                           1993             1993
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
Capital
 Leverage                                                                                                  6.59%            7.85%
 Common shareholders' equity to total assets                                                               6.82             6.93
Asset quality
 Nonperforming loans to total loans                                                                         .90             1.15
 Nonperforming assets to total loans and foreclosed assets                                                 1.25             1.65
 Nonperforming assets to total assets                                                                       .69              .89
 Allowance for credit losses to total loans                                                                2.83             2.92
 Allowance for credit losses to nonperforming loans                                                      314.17           253.12
Book value per common share
 As reported                                                                                             $18.76           $18.34
 Excluding net unrealized securities gains/losses                                                         19.26            17.96
===================================================================================================================================

PNC BANK CORP. AND SUBSIDIARIES
Condensed Consolidated Statement of Income



====================================================================================================================================
                                                                        Three months ended               Twelve months ended
                                                                            December 31                      December 31
                                                                    --------------------------       ---------------------------
IN THOUSANDS                                                             1994             1993             1994             1993
- ------------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans and fees on loans                                              $660,119         $517,005       $2,479,093       $1,950,937
Securities                                                            343,426          279,858        1,290,998        1,203,151
Other                                                                  20,600           18,338           91,721           47,032
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 Total interest income                                              1,024,145          815,201        3,861,812        3,201,120
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INTEREST EXPENSE
Deposits                                                              271,099          180,564          935,876          742,772
Borrowed funds                                                        160,858           86,425          499,252          362,995
Notes and debentures                                                  167,837           86,498          517,078          266,320
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 Total interest expense                                               599,794          353,487        1,952,206        1,372,087
- ------------------------------------------------------------------------------------------------------------------------------------
 Net interest income                                                  424,351          461,714        1,909,606        1,829,033
Provision for credit losses                                                             38,692           60,123          203,944
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 Net interest income less provision for credit losses                 424,351          423,022        1,849,483        1,625,089
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NONINTEREST INCOME
Investment management and trust                                        73,237           70,269          292,052          273,849
Service charges, fees and commissions                                  95,011           93,102          370,146          354,297
Mortgage banking                                                       39,274           24,093          198,548           50,590
Net securities gains (losses)                                        (121,024)           3,404         (134,919)         187,694
Other                                                                  18,253           15,462           96,814           78,819
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 Total noninterest income                                             104,751          206,330          882,641          945,249
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NONINTEREST EXPENSE
Staff expense                                                         216,673          173,379          835,672          685,388
Net occupancy and equipment                                            80,415           60,486          280,437          229,308
Amortization of intangibles                                            22,759            8,852           82,237           31,589
Federal deposit insurance                                              19,157           16,824           73,902           65,488
Other                                                                 149,677          116,108          497,487          441,953
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 Total noninterest expense                                            488,681          375,649        1,769,735        1,453,726
- ------------------------------------------------------------------------------------------------------------------------------------
 Income before income taxes and cumulative
  effect of changes in accounting principles                           40,421          253,703          902,389        1,116,612
Applicable income taxes                                                11,891           82,269          292,327          371,349
- ------------------------------------------------------------------------------------------------------------------------------------
 Income before cumulative effect of
  changes in accounting principles                                     28,530          171,434          610,062          745,263
Cumulative effect of changes in accounting
 principles, net of tax benefit of $5,343                                                                                (19,393)
- ------------------------------------------------------------------------------------------------------------------------------------
 Net income                                                           $28,530         $171,434         $610,062         $725,870
====================================================================================================================================

PNC BANK CORP. AND SUBSIDIARIES
Details of Net Interest Income and Net Interest Margin

NET INTEREST INCOME
====================================================================================================================================
                                                              Three months ended                       Twelve months ended
                                                        December 31      September 30                      December 31
                                                        -----------------------------             -----------------------------
Taxable-equivalent basis                                       1994              1994                    1994              1993
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
Interest income/expense before swaps:
  Interest income                                        $1,026,612        $  978,784              $3,766,558        $3,080,500
  Loan fees                                                  15,011            19,543                  69,332            65,570
  Taxable-equivalent adjustment                               8,371             8,285                  33,523            39,502
- ------------------------------------------------------------------------------------------------------------------------------------
    Total interest income                                 1,049,994         1,006,612               3,869,413         3,185,572
  Interest expense                                          598,060           527,250               2,027,009         1,520,294
- ------------------------------------------------------------------------------------------------------------------------------------
    Net interest income before swaps                        451,934           479,362               1,842,404         1,665,278
Interest rate swaps                                         (19,212)           23,878                 100,725           203,257
- ------------------------------------------------------------------------------------------------------------------------------------
    Net interest income                                    $432,722          $503,240              $1,943,129        $1,868,535
====================================================================================================================================

NET INTEREST MARGIN
====================================================================================================================================
                                                             Three months ended                          Twelve months ended
                                                       December 31       September 30                        December 31
                                                       ------------------------------                   ----------------------
Taxable-equivalent basis                                      1994              1994                    1994              1993
- ------------------------------------------------------------------------------------------------------------------------------------
Book-basis yield on earning assets                            6.91%             6.70%                   6.58%             6.51%
Effect of loan fees                                            .10               .13                     .12               .14
Taxable-equivalent adjustment                                  .06               .06                     .06               .08
- ------------------------------------------------------------------------------------------------------------------------------------
  Taxable-equivalent yield on earning assets                  7.07              6.89                    6.76              6.73
Rate on interest-bearing liabilities                          4.64              4.16                    4.11              3.81
- ------------------------------------------------------------------------------------------------------------------------------------
 Interest rate spread                                         2.43              2.73                    2.65              2.92
Effect of:
  Noninterest-bearing sources                                  .63               .56                     .57               .60
  Interest rate swaps                                         (.14)              .16                     .18               .43
- ------------------------------------------------------------------------------------------------------------------------------------
  Net interest margin                                         2.92%             3.45%                   3.40%             3.95%
====================================================================================================================================

NONINTEREST INCOME
====================================================================================================================================
                                                     Three months ended                             Twelve months ended
                                                         December 31                                    December 31
                                               -------------------------------                -------------------------------
IN THOUSANDS                                      1994                    1993                    1994                   1993
- ------------------------------------------------------------------------------------------------------------------------------------
Investment management and trust
 Trust                                         $47,402                 $46,611                $194,060               $184,286
 Mutual funds                                   25,835                  23,658                  97,992                 89,563
- ------------------------------------------------------------------------------------------------------------------------------------
  Total investment management and trust         73,237                  70,269                 292,052                273,849
- ------------------------------------------------------------------------------------------------------------------------------------
Service charges, fees and commissions
 Deposit account and corporate services         40,064                  39,122                 164,220                156,468
 Credit card and merchant services              15,500                  14,794                  56,020                 55,529
 Brokerage                                       9,010                   9,751                  35,539                 37,989
 Corporate finance                              11,414                  10,063                  44,716                 40,358
 Other services                                 19,023                  19,372                  69,651                 63,953
- ------------------------------------------------------------------------------------------------------------------------------------
  Total service charges, fees and commissions   95,011                  93,102                 370,146                354,297
- ------------------------------------------------------------------------------------------------------------------------------------
Mortgage banking
 Servicing                                      28,636                  17,004                 121,776                 34,365
 Sales of servicing                              9,235                                          60,573
 Marketing                                       1,403                   7,089                  16,199                 16,225
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  Total mortgage banking                        39,274                  24,093                 198,548                 50,590
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Other                                           18,253                  15,462                  96,814                 78,819
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  Total noninterest income before net
    securities gains (losses)                  225,775                 202,926                 957,560                757,555
Net securities gains (losses)                 (121,024)                  3,404                (134,919)               187,694
- ------------------------------------------------------------------------------------------------------------------------------------
  Total                                       $104,751                $206,330                $822,641               $945,249
====================================================================================================================================

NONINTEREST EXPENSE
====================================================================================================================================
                                                     Three months ended                               Twelve months ended
                                                        December 31                                       December 31
                                              --------------------------------                -----------------------------------
IN THOUSANDS                                      1994                    1993                      1994                     1993
- ------------------------------------------------------------------------------------------------------------------------------------
Compensation                                  $188,507                $158,872                  $686,342                 $582,181
Employee benefits                               28,166                  14,507                   149,330                  103,207
- ------------------------------------------------------------------------------------------------------------------------------------
  Total staff expense                          216,673                 173,379                   835,672                  685,388
- ------------------------------------------------------------------------------------------------------------------------------------
Net occupancy                                   46,606                  28,905                   147,713                  115,354
Equipment                                       33,809                  31,581                   132,724                  113,954
Amortization of intangible assets               22,759                   8,852                    82,237                   31,589
Federal deposit insurance                       19,157                  16,824                    73,902                   65,488
Taxes other than income                         10,816                   8,012                    44,227                   36,070
Other                                          138,861                 108,096                   453,260                  405,883
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  Total                                       $488,681                $375,649                $1,769,735               $1,453,726
====================================================================================================================================

PNC BANK CORP. AND SUBSIDIARIES
Condensed Consolidated Balance Sheet



===================================================================================================================================

IN MILLIONS, EXCEPT SHARE DATA                                                                        1994                   1993
- -----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                                             $2,592                 $1,817
Short-term investments                                                                                 809                    856
Loans held for sale                                                                                    487                  1,392
Securities available for sale                                                                        3,457                 11,388
Investment securities, fair value of $16,233 and $11,716                                            17,464                 11,672
Loans, net of unearned income of $240 and $222                                                      35,407                 33,308
Allowance for credit losses                                                                         (1,002)                  (972)
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  Net loans                                                                                         34,405                 32,336
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Other                                                                                                4,931                  2,619
- -----------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                     $64,145                $62,080
===================================================================================================================================

LIABILITIES
Deposits
 Noninterest-bearing                                                                                $6,992                 $7,057
 Interest-bearing                                                                                   28,019                 26,058
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  Total deposits                                                                                    35,011                 33,115
- -----------------------------------------------------------------------------------------------------------------------------------
Borrowed funds                                                                                      11,608                 11,662
Notes and debentures                                                                                11,754                  9,585
Other                                                                                                1,378                  3,393
- -----------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                 59,751                 57,755
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SHAREHOLDERS' EQUITY
Realized shareholders' equity                                                                        4,513                  4,237
Net unrealized securities gains (losses)                                                              (119)                    88
- -----------------------------------------------------------------------------------------------------------------------------------
  Total shareholders' equity                                                                         4,394                  4,325
- -----------------------------------------------------------------------------------------------------------------------------------
  Total liabilities and shareholders' equity                                                       $64,145                $62,080
===================================================================================================================================

COMMON SHAREHOLDERS' EQUITY                                                                         $4,375                 $4,305

COMMON SHARES OUTSTANDING                                                                      233,248,508            234,705,237
===================================================================================================================================

PNC BANK CORP. AND SUBSIDIARIES
Condensed Consolidated Average Balance Sheet


====================================================================================================================================
                                                      Three months ended                              Twelve months ended
                                                          December 31                                     December 31
                                              ------------------------------------            -----------------------------------
IN MILLIONS                                       1994                    1993                    1994                   1993
- ------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
 Short-Term investments                           $771                    $757                    $808                   $575
 Securities                                     22,923                  20,428                  22,116                 20,403
 Loans, net of unearned income
  Commercial                                    12,311                  11,096                  12,051                 10,877
  Real estate project                            1,670                   1,770                   1,687                  1,845
  Real estate mortgage                          10,236                   5,813                   9,531                  4,390
  Consumer                                       9,061                   8,279                   8,782                  7,974
  Other                                          1,677                     925                   1,460                    873
- ------------------------------------------------------------------------------------------------------------------------------------
   Total loans, net of unearned income          34,955                  27,883                  33,511                 25,959
- ------------------------------------------------------------------------------------------------------------------------------------
 Other interest-earning assets                     524                     770                     752                    403
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  Total interest-earning assets                 59,173                  49,838                  57,187                 47,340
- ------------------------------------------------------------------------------------------------------------------------------------
Other                                            3,779                   3,172                   3,709                  2,981
- ------------------------------------------------------------------------------------------------------------------------------------
  Total assets                                 $62,952                 $53,010                 $60,896                $50,321
====================================================================================================================================

LIABILITIES
Interest-bearing liabilities
 Deposits                                      $26,943                 $23,981                 $26,617                $23,072
 Borrowed funds                                 11,642                   9,453                  11,375                 10,373
 Notes and debentures                           12,593                   8,548                  11,288                  6,486
- ------------------------------------------------------------------------------------------------------------------------------------
  Total interest-bearing liabilities            51,178                  41,982                  49,280                 39,931
- ------------------------------------------------------------------------------------------------------------------------------------
Noninterest-bearing deposits                     6,466                   5,781                   6,235                  5,370
Other                                              922                   1,119                   1,045                  1,063
- ------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                             58,566                  48,882                  56,560                 46,364
- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY                             4,386                   4,128                   4,336                  3,957
- ----------------------------------------------------------------------------------------------------------------------------------
  Total liabilities and shareholders' equity   $62,952                 $53,010                 $60,896                $50,321
====================================================================================================================================

COMMON SHAREHOLDERS' EQUITY                     $4,366                  $4,107                  $4,316                 $3,935
====================================================================================================================================

PNC BANK CORP. AND SUBSIDIARIES
Asset Quality Data


NONPERFORMING ASSETS
==================================================================================================================================
IN MILLIONS                                                                                       1994                   1993
- ----------------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans
 Commercial                                                                                       $177                   $181
 Real estate project                                                                                68                     91
 Real estate mortgage                                                                               65                     84
- ----------------------------------------------------------------------------------------------------------------------------------
  Total nonaccrual loans                                                                           310                    356
- ----------------------------------------------------------------------------------------------------------------------------------
Restructured loans                                                                                   9                     28
- ----------------------------------------------------------------------------------------------------------------------------------
  Total nonperforming loans                                                                        319                    384
- ----------------------------------------------------------------------------------------------------------------------------------
Foreclosed assets
 Real estate project                                                                                75                    108
 Real estate mortgage                                                                               25                     42
 Other                                                                                              27                     20
- ----------------------------------------------------------------------------------------------------------------------------------
  Total foreclosed assets                                                                          127                    170
- ----------------------------------------------------------------------------------------------------------------------------------
  Total                                                                                           $446                   $554
==================================================================================================================================


ALLOWANCE FOR CREDIT LOSSES
==================================================================================================================================
                                                      Three months ended                              Twelve months ended
                                                          December 31                                     December 31
                                                ------------------------------                   ----------------------------
IN MILLIONS                                       1994                    1993                    1994                   1993
- -----------------------------------------------------------------------------------------------------------------------------------
Beginning balance                               $1,030                    $940                    $972                   $897
Charge-offs                                        (50)                    (63)                   (170)                  (246)
Recoveries                                          22                      21                      75                     74
- -----------------------------------------------------------------------------------------------------------------------------------
 Net charge-offs                                   (28)                    (42)                    (95)                  (172)
- -----------------------------------------------------------------------------------------------------------------------------------
Provision for credit losses                                                 39                      60                    204
Acquisitions                                                                35                      65                     43
- -----------------------------------------------------------------------------------------------------------------------------------
 Ending balance                                 $1,002                    $972                  $1,002                   $972
===================================================================================================================================